SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): January 4, 2008

                           HOLLOMAN ENERGY CORPORATION
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

         Nevada                    000-52419                 77-0643398
------------------------     ---------------------        -------------------
(State of incorporation)     (Commission File No.)          (IRS Employer
                                                          Identification No.)
                             5257 West Interstate 20
                            Odessa, Texas 79769-9410
                     --------------------------------------
          (Address of principal executive offices, including Zip Code)

             Registrant's telephone number, including area code: (432)-381-2050

                                    Suite 598
                                999 Canada Place
                                  Vancouver, BC
                                 Canada V6C 3E1
                       ---------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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2

Item 5.02 Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers

     On January 4, 2008 Mark Stevenson was appointed as the Chairman of the Company's Board of Directors and Grant Petersen was appointed the Company's interim President and Chief Executive Officer.

     Grant Petersen (age 52) has been an independent financial consultant since 2007. Between 2003 and 2007 Mr. Petersen was Chief Executive Officer of Brussels Chocolates Ltd. During 2002 Mr. Peterson was General Sales Manager for Brussels Chocolates Ltd.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 8, 2008           HOLLOMAN ENERGY CORPORATION


                              By:    /s/ Grant Petersen
                                     ----------------------------------------
                                     Grant Petersen, President and Chief
                                     Executive Officer